UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2014

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
A press release issued by  Eagle Rock Energy Partners, L.P. (the "Partnership") on October 27, 2014, which includes certain financial results for the quarter ended September 30, 2014, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Item 7.01.        Regulation FD Disclosure.
On October 27, 2014, the Partnership issued a press release announcing, among other things:  (i) its cash distribution for the quarter ended September 30, 2014, and (ii) that it had approved a unit repurchase program (as further described in Section 8.01 below).
In the press release, the Partnership further disclosed that it will announce earnings for the quarter ended September 30, 2014 after the market closes on Wednesday, October 29, 2014, and hold an earnings conference call at 2:00 p.m. Eastern Time (1:00 p.m. Central Time) on Thursday, October 30, 2014.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report.
The information set forth in these Items 2.02 and 7.01 includes “forward-looking statements.” All statements, other than statements of historical facts, included in these Items 2.02 and 7.01 that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership's control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements including without limitation risks related to volatility of commodity prices; market demand for crude oil, natural gas and natural gas liquids; the effectiveness of the Partnership’s hedging activities; the availability of local, intrastate and interstate transportation systems and other facilities to transport crude oil, natural gas and natural gas liquids; competition in the oil and gas industry; the Partnership’s ability to obtain credit and access the capital markets; general economic conditions; and the effects of government regulations and policies, please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2013, and the Partnership’s Forms 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” pursuant to Items 2.02 and 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.
Approval of Unit Repurchase Program

On October 27, 2014, the Board of Directors (the “Board”) of Eagle Rock Energy G&P, LLC (the “Company”), the general partner of the general partner of the Partnership approved a unit repurchase program authorizing the Partnership to repurchase up to $100 million of its common units from time to time at prevailing prices on the open market or in privately negotiated transactions as permitted by securities laws and other legal requirements, with the program commencing following the filing of Eagle Rock’s quarterly report on Form 10-Q for the third quarter of 2014, and concluding by March 31, 2016. A copy of the press release is attached as Exhibit 99.1.
Distribution

On October 27, 2014, the Partnership announced that it will pay a cash distribution of $0.07 per common unit (including eligible restricted common units) to all common unitholders (as to common units and eligible restricted common units), for the quarter ended September 30, 2014. The Partnership will pay this distribution on November 14, 2014 to its common unitholders (as to common units and eligible restricted common units) of record as of close of business on November

7, 2014.

Item 9.01.             Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description

99.1	Press release of the Partnership dated October 27, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: October 27, 2014	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.        Description

99.1	Press release of the Partnership dated October 27, 2014.